EXHIBIT 10.7




                 Financial Services Corporation of the Midwest

                    Directors and Officers Liability Policy
                           Summary of Material Terms

Insured: Financial Services Corporation of the Midwest and/or THE Rock Island Bank, N.A.

Underwriter:           Cincinnati Insurance Company

Policy Period:         October 18, 1995 to October 18, 1997

Policy Number:         DO-8563130       (Coverage on claims-made basis)

Limit of Liability:    $5,000,000 Aggregate Each Policy Year

Retentions:            Per Director:                         $0
                       Aggregate:                       $50,000
                       Corporate Reimbursement          $50,000

Endorsements:          ERISA Exclusion
                       IRA/Keogh Extension
                       Outside Board Extension Endorsement
                       Marital Status Extension Endorsement
                       Trust Department Errors & Omissions Endorsement
                                  $3,000,000         Limit
                                     $50,000         Retention
                       Additional Insured Endorsement Employees